EXHIBIT 10.1

FOURTH AMENDMENT AGREEMENT
This FOURTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 27th day of February, 2013 among:
(a)    KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the “Borrower”);

(b)    the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)    KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of May 19, 2010, as amended and restated as of July 27, 2011, that provides, among other things, for loans and letters of credit aggregating One Hundred Ten Million Dollars ($110,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.    Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Eligible Unbilled Receivable” therefrom and to insert in place thereof the following:

“Eligible Unbilled Receivable” means, for any date, an Account of a Borrowing Base Company that was not billed prior to the end of the immediately preceding month.

2.    Amendment to Financial Statements, Collateral Reporting and Information Covenant Provisions. Section 5.3 of the Credit Agreement is hereby amended to delete subsection (f) therefrom and to insert in place thereof the following:

(f)    Inventory Report. The Borrower shall deliver to the Administrative Agent a summary of Inventory, in form and substance satisfactory to the Administrative Agent and signed by a Financial Officer, concurrently with the delivery of the Borrowing Base Certificate referenced in subsection (a) above, based upon period-end balances reconciled to the period-end balance sheet and the period-end Borrowing Base Certificate, and accompanied by an Inventory certification, in form and substance reasonably acceptable to the Administrative Agent and including a calculation of the Eligible Inventory of the Borrowing Base Companies (the calculation of Eligible Inventory reflecting the then most recent period-end balance). The Borrower shall deliver, after the end of each Quarterly Reporting Period, to the Administrative Agent, Inventory records, in such detail as the Administrative Agent and the Lenders shall deem reasonably necessary to determine the level of Eligible Inventory. The values shown on the Inventory reports shall be at the lower of cost or market value, determined in accordance with the usual cost accounting system of the Borrowing Base Companies. The Borrower shall provide such other reports with respect to the Inventory of the Borrowing Base Companies as the Administrative Agent may reasonably request from time to time. Notwithstanding anything above in this Section 5.3(f) to the contrary, unless otherwise required by the Administrative Agent in writing, the Borrower shall only be required to deliver Inventory reports with respect to Borrowing Base Companies whose Inventory is a component of the Borrowing Base.

3.    Closing Deliveries. Concurrently with the execution of this Amendment, the Borrower shall:

(a)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b)    pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

4.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

5.    Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which the Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.     References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

7.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

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11696178.8

JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC. By: Name: Title:
KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender By: Name: Title:

PNC BANK, NATIONAL ASSOCIATION By: Name: Title:

EAST WEST BANK By: Name: Title:

CATHAY BANK By: Name: Title:

BANK OF THE WEST By: Name: Title:

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Fourth Amendment Agreement dated as of February 27, 2013. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

KRATOS PUBLIC SAFETY & SECURITY SOLUTIONS, INC.
KPSS GOVERNMENT SOLUTIONS, INC. (F/K/A KRATOS MID-ATLANTIC, INC.)
KRATOS SOUTHEAST, INC.
KRATOS TEXAS, INC.
WFI NMC CORP.
KRATOS TECHNOLOGY & TRAINING SOLUTIONS, INC.
AI METRIX, INC.
POLEXIS, INC.
REALITY BASED IT SERVICES, LTD.
SHADOW I, INC.
SHADOW II, INC.
KRATOS INTEGRAL SYSTEMS INTERNATIONAL, INC. (F/K/A SHADOW III, INC.)
DIGITAL FUSION, INC.
DIGITAL FUSION SOLUTIONS, INC.
SUMMIT RESEARCH CORPORATION

By:
      Deanna H. Lund
      Executive Vice President & Chief Financial Officer

DEFENSE SYSTEMS, INCORPORATED
HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
DTI ASSOCIATES, INC.
HAVERSTICK GOVERNMENT SOLUTIONS, INC.
ROCKET SUPPORT SERVICES, LLC
JMA ASSOCIATES, INC. (D/B/A TLA ASSOCIATES)
MADISON RESEARCH CORPORATION
GICHNER SYSTEMS GROUP, INC.
KRATOS UNMANNED SYSTEMS SOLUTIONS, INC. ( F/K/A GICHNER HOLDINGS, INC.)
GICHNER SYSTEMS INTERNATIONAL, INC.
CHARLESTON MARINE CONTAINERS INC.
DALLASTOWN REALTY I, LLC
DALLASTOWN REALTY II, LLC
DEI SERVICES CORPORATION
SCT ACQUISITION, LLC
SCT REAL ESTATE, LLC

By:
      Deanna H. Lund
      Executive Vice President & Chief Financial Officer

KRATOS DEFENSE & ROCKET SUPPORT SERVICES, INC. (F/K/A KRATOS DEFENSE ENGINEERING SOLUTIONS, INC.)
KRATOS SOUTHWEST L.P.,
     by Kratos Texas, Inc., its general partner
GENERAL MICROWAVE CORPORATION
     (D/B/A HERLEY NEW YORK)
GENERAL MICROWAVE ISRAEL CORPORATION
HERLEY INDUSTRIES, INC.
HERLEY-CTI, INC.
HERLEY - RSS, INC.
MICRO SYSTEMS, INC.
MSI ACQUISITION CORP.
STAPOR RESEARCH, INC.
KRATOS INTEGRAL HOLDINGS, LLC
(F/K/A IRIS ACQUISITION SUB LLC)
AVTEC SYSTEMS, INC.
CVG, INCORPORATED
LVDM, INC.
LUMISTAR, INC.
KRATOS NETWORKS, INC. (F/K/A NEWPOINT TECHNOLOGIES, INC.)
REAL TIME LOGIC, INC.
SAT CORPORATION
SECUREINFO CORPORATION
COMPOSITE ENGINEERING, INC.

By:
      Deanna H. Lund
      Executive Vice President & Chief Financial Officer

HENRY BROS. ELECTRONICS, INC.,
   a Delaware corporation
HENRY BROS. ELECTRONICS, INC.,
   a Colorado corporation
HENRY BROS. ELECTRONICS, INC.,
   a Virginia corporation
HENRY BROS. ELECTRONICS, INC.,
   a New Jersey corporation
HENRY BROS. ELECTRONICS, INC.,
   a California corporation
DIVERSIFIED SECURITY SOLUTIONS, INC.
HENRY BROS. ELECTRONICS, LLC
NATIONAL SAFE OF CALIFORNIA, INC.
AIRORLITE COMMUNICATIONS, INC.

By:
      Deanna H. Lund
      Executive Vice President & Chief Financial
      Officer